UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 2, 2007
MATRIXX INITIATIVES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)
(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)
NONE

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
     Federal Trade Commission Inquiry
     On March 2, 2007, the Federal Trade Commission’s East Central Region (Cleveland, Ohio office) (the “FTC”) notified Matrixx Initiatives, Inc. (the “Company”) that it is no longer pursuing the inquiry into the Company’s advertising and promotional activities for several of the Company’s Zicam products, including Zicam® Cold Remedy Nasal Gel and Zicam Cold Remedy Swabs. This inquiry was initiated pursuant to a letter from the FTC’s staff that management received on March 21, 2006, as supplemented by a letter dated October 16, 2006, to determine whether the Company engaged in unfair or deceptive acts or practices in violation of the Federal Trade Commission Act. See “ Federal Trade Commission Inquiry” in Note 7 of Notes to Condensed Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer, and Treasurer

Date: March 5, 2007